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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT
                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): JULY 26, 2001

                            MICRON ELECTRONICS, INC.
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             (Exact Name of Registrant as Specified in its Charter)


                                    MINNESOTA
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                 (State or Other Jurisdiction of Incorporation)


    0-17932                                             41-1404301
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  (Commission                                (IRS Employer Identification No.)
  File Number)


    1450 EAGLE FLIGHT WAY, BOISE, IDAHO                      83709
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  (Address of Principal Executive Offices)                 (Zip Code)


                                 (208) 898-3434
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              (Registrant's Telephone Number, Including Area Code)


                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 5. OTHER EVENTS.

On July 26, 2001, Micron Electronics named the slate of officers it plans to propose to its board of directors to run the combined company after its planned acquisition of Interland is complete.

In addition to Joel Kocher, who will continue in the role of chairman and CEO, the senior management team will include: Ken Gavranovic, vice chairman and chief technology officer; David Buckel, senior vice president and chief financial officer; Mark Alexander, senior vice president of sales and marketing; Sid Ferrales, senior vice president and chief human resources officer; Garrett Mullins, vice president of sales; Tim Allaway, vice president of customer service and technical support; Cliff Luckey, vice president of engineering and data center operations; Nick Farsi, senior vice president and chief information officer; Barbara Gibson, vice president of public relations; and Steve Arnold, vice president and general counsel.

DAVID BUCKEL, SENIOR VICE PRESIDENT & CHIEF FINANCIAL OFFICER. Mr. Buckel has served as vice president of corporate development for HostPro, Inc. since March of 2001. Prior to HostPro, Buckel served as senior vice president and chief financial officer of Applied Theory, Inc. From 1987 to 1995, he worked as operations controller for Suit-Kote Corp. He has an MBA from Syracuse University with a concentration in finance and operations management.

MARK ALEXANDER, SENIOR VICE PRESIDENT SALES, MARKETING. Mr. Alexander began his service as Interland's senior vice president of sales, marketing and business development in April 2000. Prior to joining Interland, he was employed by the international division of BellSouth Corporation as the vice president of marketing and as the executive director of marketing. Before joining BellSouth, he was employed by Scientific-Atlanta as the managing director of the Asia Pacific region and as the regional sales director of the Europe, Middle East and Africa region. Alexander received a Bachelor of Science in management from the Georgia Institute of Technology and an MBA from Emory University.

SAVINO R. "SID" FERRALES - SENIOR VICE PRESIDENT & CHIEF HUMAN RESOURCES OFFICER. Since February, 1998, Mr. Ferrales has served as senior vice president of human resources for Micron Electronics, Inc. and HostPro, Inc. He has over twenty-five years experience in human resources and organization development with several high technology companies. He was the senior executive for global human resources at Dell Computer Corporation and Digital Equipment Corporation. Mr. Ferrales spent over ten years at Motorola, Inc. with his last assignment as director of human resources for Motorola's corporate offices in Schaumburg, Illinois. He holds a Bachelor of Arts in sociology from Southwest Texas State University as well as a Master's degree specializing in counseling.

GARRETT MULLINS, VICE PRESIDENT SALES. Mr. Garrett joined HostPro in March of 2001 and serves as vice president of sales. Prior to joining HostPro, he served as vice president of operations, western region for Covad Communications, Inc. Prior to Covad, he was with Autoweb.com, Inc., as senior vice president for sales and member services. From 1996 to 1999, Garrett served as vice president of technology business unit operations for Teletech Teleservices, Inc. Mullins has 20 years of senior-level experience in operations and sales with field and staff operations, corporate sales, business development, and large call center deployment. Mullins received his education from Auburn University with a Bachelor of Science in political science and pre-law.

CLIFF LUCKEY, VICE PRESIDENT ENGINEERING & DATA CENTER OPERATIONS. Mr. Luckey has served as vice president of engineering and chief technology officer for HostPro, Inc. since September of 2000. In this capacity, he has had responsibility for product development, information technology, engineering, data center operations, customer service, technical support and systems administration. Previous to HostPro, he was vice president of internet solutions and chief technology officer for Aperian, Inc. in Austin, Texas. For many years, Luckey held senior positions at GTE including director of the enterprise management center. In addition, he has had extensive experience in various technical positions while at Computer Science Corporation and IBM.


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NICK FARSI, SENIOR VICE PRESIDENT & CHIEF INFORMATION OFFICER. Mr. Farsi has
served as senior vice president and chief information officer for Interland since September 2000. From March 2000 to September 2000 he was employed as chief information officer by Avana Communication. Mr. Farsi served as senior director of information technology for BellSouth Cellular Corporation prior to working for Avana. In July 1979, Mr. Farsi started his information technology career with Federated Systems Group, a subsidiary of Federated Department Stores as a computer programmer, and from February 1991 to January 1994 served as divisional vice president of application development. Mr. Farsi received his Bachelor of Science in business administration from the Citadel, Military College of South Carolina.

BARBARA GIBSON, VICE PRESIDENT PUBLIC RELATIONS. Ms. Gibson has served as HostPro's vice president of public relations since February of 2000. Prior to joining HostPro, she served as director of corporate communications for MCI WorldCom. Her experience also includes various leadership roles with companies including, WMFE-YV/FM, Greater Orlando Chamber of Commerce, Harcourt Brace Jovanovich, Southwestern Bell Telephone and Holderby Associates Advertising. Ms. Gibson has over 18 years of experience in senior-level communications with extensive experience in public affairs, public relations, corporate communications, advertising and marketing. Ms. Gibson completed her education at the Oklahoma City University with a Bachelor of Arts, mass communications, advertising and public relations.

In the press release Micron Electronics also repeated statements previously announced in its third quarter earnings announcement on June 21, 2001 regarding the cash utilization and sufficiency of the combined company.

Except for the historical information contained in this report, statements in this press release may be considered forward-looking statements. These forward-looking statements include, but are not limited to: the expected growth opportunities of the Web hosting market; the expected growth of HostPro's business, including expectations for more rapid growth when the economy improves; the timing and approval of the merger by Micron Electronics' and Interland's shareholders; the successful completion of the merger; Micron Electronics' expected cash resources as of the time of the merger and thereafter; and Micron Electronics' expectations regarding its future financial results. Actual results may differ materially from those contained in the forward-looking statements in this press release. Factors that could affect these forward-looking statements include but are not limited to: the ability to achieve expected operating efficiencies in connection with the Interland merger, the ability to operate within budgeted expense levels both before and after the Interland merger, risks associated with integrating newly acquired technologies and products and unanticipated costs of such integration, the ability of the combined company to expand its customer base as planned, general economic conditions, the impact of competition, quarterly fluctuations in operating results, the loss of customers with failing businesses, customer acceptance of new products and services, the retention of key employees of Micron Electronics, HostPro and Interland, investments in new business opportunities and the impact of liabilities that could carry over from Micron Electronics' discontinued operations and the failure of the Interland merger to close due to the failure of the stockholders of Micron Electronics or Interland to approve the merger. Certain of these and other risks associated with Micron Electronics' business are discussed in more detail in its public filings with the Securities and Exchange Commission, including its Annual Report on Form 10-K, its Quarterly Reports on Form 10-Q and its Current Reports on Form 8-K. Investors should not place undue reliance on these forward-looking statements, which speak only as of the date of this press release.


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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                               INTERLAND, INC.


Date: August 3, 2001           By: /s/ David A. Buckel
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                                   David A. Buckel,
                                   Senior Vice President, Finance and
                                   Chief Financial Officer
                                   (Principal Financial and Accounting Officer)


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                                INDEX TO EXHIBITS



Exhibit
Number                         Description of Exhibit
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
99.01        Press Release issued on July 26, 2001 by Micron Electronics, Inc.